UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

AEGERION PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34921	20-2960116
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Identification No.)

One Main Street, Suite 800
Cambridge, MA 02142

(Address of principal executive offices)

Registrant’s telephone number, including area code: (617) 500-7867

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐    Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Aegerion Pharmaceuticals, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 28, 2016. At the Annual Meeting, the Company’s stockholders elected David I. Scheer, Donald K. Stern and Mary Szela as Class III directors, to serve on the Board of Directors of the Company until the Company’s 2019 Annual Meeting of Stockholders, and until their successors are duly elected and qualified. The voting results for this proposal were as follows:

	For	Withheld	Broker Non- Votes
David I. Scheer	17,226,069	2,649,678	5,182,332
Donald K. Stern	19,785,270	90,477	5,182,332
Mary Szela	19,472,794	402,953	5,182,332

The Company’s stockholders also voted to ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. The voting results for this proposal were as follows:

For	Against	Abstaining	Broker Non-Votes
24,968,196	84,010	5,873	0

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 5, 2016

AEGERION PHARMACEUTICALS, INC.

By:	/s/ /Gregory D. Perry
Gregory D. Perry
Chief Financial and Administrative Officer

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